LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED MAY 12, 2014

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

LEGG MASON VARIABLE LIFESTYLE ALLOCATION 85%,

EACH DATED MAY 1, 2014

Effective June 30, 2014, the following supplements, and to the extent inconsistent therewith supersedes, the information contained in the portfolio’s Summary Prospectus and Prospectus:

Effective June 30, 2014, Legg Mason Variable Lifestyle Allocation 85% will be renamed QS Legg Mason Variable Lifestyle Allocation 85%.

Effective June 30, 2014, the name of the portfolio’s subadviser will change from Legg Mason Global Asset Allocation, LLC to QS Legg Mason Global Asset Allocation, LLC.

Effective May 30, 2014, the sections of the Summary Prospectus and Prospectus titled “Management — Portfolio Managers” are replaced with the following text:

Portfolio Managers: Y. Wayne Lin, Thomas Picciochi and Ellen Tesler. Mr. Lin (Portfolio Manager of LMGAA) has been a portfolio manager for the portfolio since 2012. Mr. Picciochi (Portfolio Manager of LMGAA) and Ms. Tesler (Portfolio Manager of LMGAA) have been portfolio managers for the portfolio since May 30, 2014.

Effective May 30, 2014, the following replaces the address for LMGAA in the section of the Prospectus titled “More on portfolio management”:

LMGAA has offices at 880 Third Avenue, New York, New York 10022.

Effective May 30, 2014, the section of the Prospectus titled “More on portfolio management — Portfolio managers” is replaced with the following text:

Portfolio managers

LMGAA utilizes a team management approach headed by Y. Wayne Lin, Thomas Picciochi and Ellen Tesler to manage the assets of the portfolio.

Y. Wayne Lin serves as Portfolio Manager for LMGAA and has 20 years of investment experience. Prior to June 2014, he served as Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager of LMGAA. From 2002 to 2005, Mr. Lin served as an Analyst at Citigroup Asset Management (“CAM”). Prior to joining CAM in 2002, Mr. Lin held the following professional positions: Internal Management Consultant at TIAA-CREF; Associate Director at Barra Strategic Consulting Group; and Associate at Booz Allen and Hamilton.

Thomas Picciochi has served as a portfolio manager of the portfolio since May 2014. Mr. Picciochi serves as a Portfolio Manager of LMGAA and has 24 years of investment experience. He has been responsible for multi-asset portfolio management and trading at QS Investors since 2010. He was formerly a senior portfolio manager for Deutsche Asset Management’s Quantitative Strategies group, and member of the Global Tactical Asset Allocation Investment Oversight Committee and portfolio manager for Absolute Return Strategies from 1999 to 2010. Prior to joining Deutsche Asset Management, he held various research and analyst positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management over a 13 year period. He received both his B.A. and M.B.A. from the University of Miami.

Ellen Tesler has served as a portfolio manager of the portfolio since May 2014. Ms. Tesler serves as a Portfolio Manager of LMGAA and has 15 years of investment experience. She has been a member of the portfolio management and trading group at QS Investors since 2010. She was formerly a portfolio manager within the Strategic Asset Allocation Team at Deutsche Asset Management from 2003 to 2010. At Deutsche Asset Management she also served as a quantitative analyst for fundamental equity teams from 2000 to 2002. Prior to joining Deutsche Asset Management, she spent a year as a quantitative analyst at Lord Abbett and Company. She received both her B.B.A. and M.B.A. from Pace University.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any portfolio shares held by the portfolio managers.

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The effectiveness of the changes described in this supplement are contingent upon the closing of the acquisition of QS Investors by Legg Mason, Inc.

Please retain this supplement for future reference.

LMFX016399

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